                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 20, 1998



                      AMERICAN INDUSTRIAL PROPERTIES REIT
               (Exact Name of Registrant as Specified in Charter)


            TEXAS                         1-9016                 75-6335572
(State or Other Jurisdiction of      (Commission File         (I.R.S. Employer
Incorporation or Organization)            Number)         Identification Number)


             6210 N. Beltline Road, Suite 170, Irving, Texas 75063
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code:  (972) 756-6000



                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On January 20, 1997, USAA Real Estate Income Investments I Limited Partnership, A California Limited Partnership ("RELP I"), USAA Real Estate Income Investments II Limited Partnership ("RELP II"), USAA Income Properties III Limited Partnership ("RELP III") and USAA Income Properties IV Limited Partnership ("RELP IV") (collectively, the "Partnerships") merged with and into American Industrial Properties REIT (the "Trust"), the Registrant, pursuant to Amended and Restated Agreements and Plans of Merger dated as of June 30, 1997 (the "Merger Agreement"), previously filed as Annex I to the Joint Proxy Statement/Prospectus of the Trust and the Partnerships that was a made a part of the Registration Statement on Form S-4 (File No. 333-31823) filed with the Securities and Exchange Commission on July 22, 1997, and as subsequently amended. As provided in the Merger Agreement, each Unit in RELP I was converted into the right to receive 15.90 common shares of beneficial interest of the Trust ("Shares"), each Unit in RELP II was be converted into the right to receive 28.63 Shares, each Unit in RELP III was converted into the right to receive 16.60 Shares and each Unit in RELP IV was converted into the right to receive 15.14 Shares. The Trust issued approximately 4,412,829 Shares in exchange for the Units. The closing price of the Trust's Shares on January 20, 1998 was $______.

          The Partnerships owned, either directly or through a joint venture, interests in properties containing in the aggregate 1,402,000 net rentable square feet. Excluding any properties that were not transferred in connection with the Merger, each of the Partnerships held the following properties: (i) RELP I held one office building in San Diego and one retail shopping center in Daytona Beach, Florida; (ii) RELP II held a manufacturing and distribution facility located in Elk Grove Village, Illinois and one industrial warehouse building in Lakeland, Florida; (iii) RELP III held one office building complex in Manhattan Beach, California and one office building complex in Phoenix, Arizona; (iv) RELP IV held one industrial building in Milpitas, California, one industrial building in San Diego, California, one office building in St. Louis, Missouri, and a joint venture interest in the sole beneficiary of a trust which owns an office/research and development facility in Chelmsford, Massachusetts. An affiliate of USAA Real Estate Company (an affiliate of the Partnerships) will manage and lease the former Partnership properties on behalf of the Trust after the merger.

          Effective with the merger, the Trust will have a portfolio (owned or controlled) of net leasable square feet totaling 4,315,000, located in 10 states.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Financial statements for the Partnerships will be filed within 60 days from the date this report is filed.





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(b)       PRO FORMA FINANCIAL INFORMATION.

          Pro forma financial information will be filed within 60 days from the date this report is filed.

(c)       EXHIBITS.

*2.1      Amended and Restated Agreement and Plan of Merger dated as of June 30, 1997, by and between American
          Industrial Properties REIT and USAA Real Estate Income Investments I, A California Limited Partnership.

*2.2      Amended and Restated Agreement and Plan of Merger dated as of June 30, 1997, by and between American
          Industrial Properties REIT and USAA Real Estate Income Investments II Limited Partnership.


*2.3      Amended and Restated Agreement and Plan of Merger dated as of June 30, 1997, by and between American
          Industrial Properties REIT and USAA Income Properties III Limited Partnership.

*2.4      Amended and Restated Agreement and Plan of Merger dated as of June 30, 1997, by and between American
          Industrial Properties REIT and USAA Income Properties IV Limited Partnership.



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* Filed herewith.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN INDUSTRIAL PROPERTIES REIT



                                           /s/ Charles W. Wolcott
                                        --------------------------------------
                                           Charles W. Wolcott
                                           President and Chief Executive Officer

Dated: January 20, 1998





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                                  EXHIBIT LIST


*2.1      Amended and Restated Agreement and Plan of Merger dated as of June 30, 1997, by and between American
          Industrial Properties REIT and USAA Real Estate Income Investments I, A California Limited Partnership.

*2.2      Amended and Restated Agreement and Plan of Merger dated as of June 30, 1997, by and between American
          Industrial Properties REIT and USAA Real Estate Income Investments II Limited Partnership.


*2.3      Amended and Restated Agreement and Plan of Merger dated as of June 30, 1997, by and between American
          Industrial Properties REIT and USAA Income Properties III Limited Partnership.

*2.4      Amended and Restated Agreement and Plan of Merger dated as of June 30, 1997, by and between American
          Industrial Properties REIT and USAA Income Properties IV Limited Partnership.

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* Filed herewith